UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) December 21, 2006
                              (December 21, 2006)


                              RITE AID CORPORATION

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             (Exact name of registrant as specified in its charter)


     Delaware                         1-5742                    23-1614034
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(State or Other Jurisdiction       (Commission                 (IRS Employer
    of Incorporation)               File Number)             Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                         17011
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code      (717) 761-2633
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                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On December 21, 2006, we announced our financial position and results of operations as of and for the thirteen and thirty-nine week periods ended December 2, 2006. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The announcement includes a non-GAAP financial measure, "Adjusted EBITDA." Adjusted EBITDA represents net income
(loss) from operations excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for store closing and impairment, inventory write-downs related to closed stores, stock-based compensation expense, debt modifications and retirements, litigation proceeds, litigation expense, expense of the defense against litigation related to prior management's business practices and the defense of prior management, incremental costs related to the acquisition of Jean Coutu, USA, sales of assets and investments, and non-recurring items. We reference this non-GAAP financial measure frequently in our decision-making because it provides supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. In addition, incentive compensation is based on Adjusted EBITDA and we base our forward-looking estimates on Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. We include this non-GAAP financial measure in our earnings announcement in order to provide transparency to investors and enable investors to compare our operating performance with the operating performance of our competitors.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

99.1 Registrant's Press Release, dated December 21, 2006

Additional Information and Where to Find It

Rite Aid has filed with the Securities and Exchange Commission a proxy statement in connection with the proposed transaction with the Jean Coutu Group. The proxy statement has been mailed to the stockholders of Rite Aid. STOCKHOLDERS OF RITE AID ARE ADVISED TO READ THE PROXY STATEMENT BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Such proxy statement and other relevant documents may also be obtained, free of charge, on the Securities and Exchange Commission's website (http://www.sec.gov) or by contacting our Secretary, Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011.

Participants in the Solicitation

Rite Aid and certain persons may be deemed to be participants in the solicitation of proxies relating to the proposed transaction. The participants in such solicitation may include Rite Aid's executive officers and directors. Further information regarding persons who may be deemed participants is available in Rite Aid's proxy statement filed with the Securities and Exchange Commission in connection with the transaction.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RITE AID CORPORATION


Dated: December 21, 2006                 By:    /s/ Robert B. Sari
                                                -----------------------------
                                         Name:  Robert B. Sari
                                         Title: Executive Vice President,
                                                General Counsel and Secretary

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                                  EXHIBIT INDEX

Exhibit No.     Description

99.1            Registrant's Press Release dated December 21, 2006